                                                                    EXHIBIT 10.9

                            THIRD AMENDMENT TO LEASE

     This Third Amendment to Lease is dated as of May 6, 1997 between ADVENT REALTY LIMITED PARTNERSHIP II, a Delaware limited partnership with an address at 45 Milk Street, Boston, Massachusetts 02110 ("Landlord"), and FORRESTER RESEARCH, INC., a Delaware corporation with an address at 1033 Massachusetts Avenue, Cambridge, Massachusetts 02138 ("Tenant").

     WHEREAS, Landlord and Tenant have entered into a Lease dated as of May 1, 1995, a First Amendment to Lease dated as of August 28, 1995 and a Second Amendment to Lease dated as of May 21, 1996, all with respect to the Building (as so amended, the "Lease");

     WHEREAS, on November 1, 1996 Tenant exercised its option to lease the entire fourth floor of the Building; and

     WHEREAS, Landlord and Tenant desire to add to the Premises the fourth floor of the Building in accordance with the Lease and on the terms contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants herein contained, Landlord and Tenant hereby agree as follows. Terms not defined herein shall have the same meaning as in the Lease.

     1. MEASUREMENT OF THE PREMISES. Effective May 6, 1997, Section 1.1 of the Lease shall be amended by deleting the defined term "RENTABLE FLOOR AREA OF THE PREMISES" and substituting therefor the following:

"RENTABLE FLOOR AREA
  OF THE PREMISES:......................................  63,946 Square Feet
Second Floor:...........................................  13,223 Square Feet
Third Floor:............................................  13,223 Square Feet
Fourth Floor:...........................................  12,500 Square Feet
Fifth Floor:............................................  12,500 Square Feet
Sixth Floor:............................................  12,500 Square Feet"

     2. ANNUAL BASIC RENT. Effective May 6, 1997, Section 1.1 of the Lease shall be amended by deleting the defined term "ANNUAL BASIC RENT" and substituting therefor the following:

"ANNUAL BASIC RENT:

                       TIME PERIOD                          ANNUAL RATE         CALCULATION
                       -----------                          -----------         -----------
June 12, 1995 through August 31, 1995....................  $  293,019.65    $17.05 X 13,223 rsf+
                                                                            $ 9.10 X  7,425 rsf
September 1, 1995 through December 11, 1995..............  $  327,909.65    $17.05 X 13,223 rsf+
                                                                            $ 9.10 X  7,425 rsf+
                                                                            $15.00 X  2,326 rsf
December 12, 1995 through May 20, 1996...................  $  386,938.40    $17.05 X 20,648 rsf+
                                                                            $15.00 X  2,326 rsf
May 21, 1996 through June 2, 1996........................  $  861,938.40    $17.05 X 20,648 rsf+
                                                                            $15.00 X  2,326 rsf+
                                                                            $19.00 X 25,000 rsf
June 3, 1996 through May 5, 1997.........................  $  914,018.40    $17.05 X 20,648 rsf+
                                                                            $15.00 X  5,798 rsf+
                                                                            $19.00 X 25,000 rsf
May 6, 1997 through June 11, 1997........................  $1,170,268.40    $17.05 X 20,648 rsf+
                                                                            $15.00 X  5,798 rsf+
                                                                            $20.50 X 12,500 rsf+
                                                                            $19.00 X 25,000 rsf
June 12, 1997 through June 30, 1997......................  $1,181,005.36    $17.57 X 20,648 rsf+
                                                                            $15.00 X  5,798 rsf+
                                                                            $20.50 X 12,500 rsf+
                                                                            $19.00 X 25,000 rsf
July 1, 1997 through June 11, 1999.......................  $1,195,906.22    $17.57 X 26,446 rsf+
                                                                            $20.50 X 12,500 rsf+
                                                                            $19.00 X 25,000 rsf
June 12, 1999 through January 31, 2001...................  $1,207,013.54    $17.99 X 26,446 rsf+
                                                                            $20.50 X 12,500 rsf+
                                                                            $19.00 X 25,000 rsf
February 1, 2001 through June 8, 2001....................  $  731,250.00    $20.50 X 12,500 rsf+
                                                                            $19.00 X 25,000 rsf
June 9, 2001 through May 5, 2002.........................  $  256,250.00    $20.50 X 12,500 rsf"

     3. PARKING. Effective May 6, 1997, Section 1.1 of the Lease shall be amended by deleting the defined term "PARKING" and substituting therefor the following:

     "PARKING: Seventy-Three (73) spaces"

     The parking plan attached hereto as Exhibit A shall effective such date be substituted for the parking plan attached to the Second Amendment to Lease.

     Except as expressly modified herein, all the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in multiple counterparts under seal as of the date first above written.

                                          Landlord:

                                          ADVENT REALTY LIMITED PARTNERSHIP II

                                          By: Advent Realty GP II Limited
                                                Partnership, its
                                                General Partner

                                          By: Advent Realty, Inc., its General
                                                Partner

                                          By: /s/ ARTHUR I. SEGEL
                                             -----------------------------------

                                          Tenant:

                                          FORRESTER RESEARCH, INC.

                                          By: /s/ GEORGE F. COLONY
                                             -----------------------------------
                                            George F. Colony, President

                                                                       EXHIBIT A

                             GRAYSTONE CORPORATION
                  1033 MASSACHUSETTS AVENUE PARKING ALLOTMENT

                GARAGE PARKING                                OUTDOOR PARKING
----------------------------------------------  --------------------------------------------
    SINGLE                  DOUBLE                 SINGLE                 DOUBLE
--------------  ------------------------------  ------------  ------------------------------
                                                (13)
                (59) Forrester  (60) Forrester  Forrester     (14) Bentley    (15) Bentley
DRIVEWAY
                                                (12)
                (61) Forrester  (62) Forrester  Forrester     (16) Forrester  (17) Forrester

(58) Forrester                                  (11)
                (63) Forrester  (64) Forrester  Forrester     (18) Forrester  (19) Forrester
(57) Forrester                                  (10)
                (65) Forrester  (66) Forrester  Forrester     (20) Forrester  (21) Forrester
(56) Forrester                                  (9)
                (67) Forrester  (68) Forrester  Forrester     (22) Forrester  (23) Forrester
(55) Forrester                                  (8)
                (69) Forrester  (70) Forrester  Forrester     (24) Forrester  (25) Forrester
(54) Dynasty                                    (7)
                (71) Forrester  (72) Forrester  Forrester     (26) Forrester  (27) Forrester
(53) Dynasty    (73) Forrester  (74) Forrester  (6) DUMPSTER  (28) Forrester  (29) Forrester
(52) Forrester  (75) Forrester  (76) Forrester  DUMPSTER      (30) Forrester  (31) Forrester
DOORWAY         (77) Forrester  (78) Forrester  DOORWAY       (32) Forrester  (33) Forrester
(51) Forrester                                  (5)
                (79) Forrester  (80) Forrester  Forrester     (34) Forrester  (35) Forrester
(50) Forrester                                  (4)
                (81) Forrester  (82) Forrester  Forrester     (36) Forrester  (37) Forrester
(49) Forrester                                  (3)
                (83) Bentley    (84) Bentley    Forrester     (38) Forrester  (39) Forrester
(48) Forrester                                  (2)
                (85) Bentley    (86) Bentley    Forrester     (40) Forrester  (41) Forrester
                                                (1)
                                                Forrester     (42) Forrester  (43) Forrester
                                                TRANSFORMER   (44) Charrette  (45) Charrette
                                                              (46) Charrette  (47) Charrette
Robert Bentley, Inc.        2 out, 4 garage    All Tandems               6
Charrette ProGraphics,
  Inc.                      4 out              All Tandems               4
Dynasty Gallery Inc.        2 garage           All Singles               2
Forrester Research, Inc.    40 out, 33 garage  21 Singles, 52 Tandems   73
                            -----------------                          ---
     Tenant Total           46 out, 39 garage                           85
Dumpster                                                                 2
Transformer                                                              1
                                                                       ---
     Total Number of
       Spaces                                                           88

May 15, 1997